SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                March 18, 2004
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


    Nevada                       000-29209                       48-1110566
________________________________________________________________________________
(State or other            (Commission File No.)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


                            2700 W. Sahara Boulevard
                                    Suite 440
                             Las Vegas, Nevada 89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code


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ITEM 12.  EARNINGS PREDICTION.

Attached, as Exhibit 99, to this 8-K is the text of a press release issued March 18, 2004.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        21st CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  March 19, 2004               By: /s/ ARLAND D. DUNN
                                             _________________________
                                             Arland D. Dunn
                                             Chairman, President and CEO